Exhibit 10.25

                                        THIS EXECUTIVE SUBSCRIPTION AGREEMENT,
                                  dated as of January 11, 2001, between
                                  MOORE MEDICAL CORP., a Delaware corporation
                                  (the "Company"), and LINDA M. AUTORE
                                        -------
                                  ("Executive").
                                    ---------

          In connection with the employment of Executive as President and Chief Executive Officer of the Company, the Company wishes to give Executive an opportunity to benefit from her contributions to the future growth of the Company. Accordingly, the Company and Executive desire to enter into this agreement, pursuant to which Executive shall purchase, and the Company shall sell, 50,000 shares of the common stock, $.01 par value (the "Common Stock"), of
                                                              ------------
the Company. Such shares of the Common Stock are collectively referred to as the "Executive Stock".
     ---------------

     Section 1.  Purchase and Sale of Common Stock.
                 ---------------------------------

          (a)  Closing. The closing of the purchase and sale of the Executive
               -------
Stock (the "Closing") shall take place at the offices of O'Sullivan Graev &
            -------
Karabell, LLP, located at 30 Rockefeller Plaza, New York, New York 10112, on the date hereof (the " Closing Date"). At the Closing, Executive shall purchase, and
                   ------------
the Company shall sell, 50,000 shares of Common Stock for an aggregate purchase price of $281,250 for all such shares (the "Purchase Price"). At or promptly
                                            --------------
after the Closing, the Company shall deliver to Executive a certificate or certificates representing 50,000 shares of Common Stock and Manager shall deliver to the Company an executed promissory note (the "Note") and a pledge
                                                         ----
agreement (the "Pledge Agreement") in the forms annexed hereto as Exhibit A and
                ----------------                                  ---------
B, respectively.
-

          (b)  Representations of Executive. In connection with the purchase and
               ----------------------------
sale of the Executive Stock hereunder, Executive hereby represents and warrants to the Company, on the Closing Date, as set forth below.

               (i) The Executive Stock shall be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"),
                                                               --------------
     or any applicable state securities laws, and the Executive Stock shall not be disposed of in contravention of the Securities Act, or any applicable state securities laws.

               (ii)  Executive is (A) an "accredited investor" as defined in
                                          -------------------
     Rule 501(a) under the Securities Act or (B) by reason of her business and financial experience, and the business and financial experience of those retained by Executive to advise her with respect to her investment in the Executive Stock being purchased hereunder, Executive, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the risks and benefits of the investment in the Executive Stock.

               (iii) Executive is able to bear the economic risk of her investment, including the complete loss of such investment in the Executive Stock to be purchased by the

     Executive hereunder, for an indefinite period of time because the Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock hereunder and has had full access to such other information concerning the Company as she has requested.

               (v) This Agreement, the Note and the Pledge Agreement constitute the legal, valid and binding obligations of Executive, enforceable against Executive in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing. The execution, delivery and performance of this Agreement, the Note and the Pledge Agreement by Executive do not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

          (c)  Executive Acknowledgment. As an inducement to the Company to
               ------------------------
issue the Executive Stock to Executive, and as a condition thereto, Executive acknowledges and agrees, on the Closing Date, that neither the issuance of the Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company or affect the right of the Company to terminate Executive's employment at any time for any reason.

          (d)  Company and Executive Acknowledgment.  The Company and Executive
               ------------------------------------
acknowledge and agree that this Agreement, the Note and the Pledge Agreement have been executed and delivered, and the shares of Executive Stock have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Executive.

          (e)  Representations and Warranties of the Company. In connection with
               ---------------------------------------------
the purchase and sale of Executive Stock hereunder, the Company hereby represents and warrants to Executive as set forth below.

               (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (ii) The execution, delivery and performance of this Agreement and the Pledge Agreement, and the making of the loan in the principal amount of $281,250 pursuant to which the Note is being made by Executive have been duly authorized by the Company. This Agreement and the Pledge Agreement constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

               (iii) Any shares of the Company's capital stock acquired hereunder shall, upon payment of the Purchase Price by Executive as provided herein, be fully paid and nonassessable.

     Section 2. Demand Registration.
                -------------------

          (a) On any date after the one-year anniversary of the date hereof, if the Executive shall in writing state that she desires to sell Registrable Securities in the public securities markets and requests the Company to effect the registration under the Securities Act of Registrable Securities, the Company shall promptly use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register.

          (b)  Anything contained in Section 2(a) to the contrary
                                     ------------
notwithstanding, the Company shall not be obligated to effect any registration under the Securities Act pursuant to Section 2(a) except in accordance with the
                                     ------------
following provisions:

               (i) The Company shall not be obligated to use its best efforts to file and cause to become effective (A) more than one Registration Statement initiated pursuant to this Section 2, or (B) any Registration
                                          ---------
     Statement during any period in which any other Registration Statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which shares of Common Stock are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days.

               (ii) The Company may delay the filing or effectiveness of any Registration Statement for a period of up to 120 days after the date of a request for registration pursuant to this Section 2, if at the time of such
                                               ---------
     request (i) the Company is engaged, or has fixed plans to engage within 120 days of the time of such request, in a firm commitment underwritten public offering of shares of Common Stock in which the Executive may include Registrable Securities pursuant to Section 3; or (ii) the Company
                                        ---------
     reasonably determines that such registration and offering would interfere with any material transaction involving the Company, as approved by the Board of Directors or would be seriously detrimental to the Company; provided, however, that the Company may only delay the filing or
     --------  -------
     effectiveness of a Registration Statement pursuant to this Section 2(b) for
                                                                ------------
     a total of 180 days after the date of a request for registration; and provided, further, that any such deferred filing shall not count as a
     --------  -------
     request pursuant to this Section 2 if the Executive rescinds such request
                              ---------
     prior to the expiration of the deferral period.

               (iii) With respect to any registration pursuant to this Section
                                                                       -------
     2, the Company may include in such registration any shares of Common Stock;
     -
     provided, however, that if the managing underwriter advises the Company
     --------  -------
     that the inclusion of all Registrable Securities and/or other shares of Common Stock proposed to be included in such registration would interfere with the successful marketing (including pricing) of the

     Registrable Securities proposed to be included in such registration, then the number of Registrable Securities and/or other shares of Common Stock proposed to be included in such registration shall be included in the following order:

                    (A)  first, the Registrable Securities requested to be
                         -----
          included in such registration;

                    (B)  second, the shares of Common Stock the Company proposes
                         ------
          to register; and

                    (C)  third, any other shares of Common Stock held by holders
                         -----
          who are entitled to registration rights.

          (c) At any time after filing but before the Registration Statement covering Registrable Securities becomes effective, the Executive may request the Company to withdraw or not to file the Registration Statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to, (i) the material adverse effect of an event on the business, properties, condition, financial or otherwise, or operations of the Company or (ii) a material adverse change in the financial markets, the Executive shall have used her demand registration right under this Section 2 and the Company shall no
                                         ---------
longer be obligated to register Registrable Shares pursuant to the exercise of such one registration right pursuant to this Section 2 unless the Executive
                                             ---------
shall pay to the Company the expenses incurred by the Company through the date of such request.

     Section 3. Piggyback Registration.
                ----------------------

          (a)  Participation.  Subject to Sections 3(b) and 6, if at any time
               -------------              -------------     -
after the one-year anniversary of the date hereof, the Company or any stockholder with the right to demand registration proposes to file a Registration Statement (other than a registration on Form S-4 or S-8 or any successor to such Forms) with respect to the sale of any shares of Common Stock, then the Company shall give prompt notice (the "Piggyback Notice") of such
                                                ----------------
proposed filing to Executive. The Piggyback Notice shall offer Executive the opportunity to register such number (subject to Section 3(b)) of Registrable
                                                ------------
Securities as Manager may request and shall set forth (i) the anticipated filing date of such Registration Statement, (ii) the number of shares of Common Stock proposed to be included in such Registration Statement and (iii) the proposed manner of distribution. Subject to Sections 3(b) and 6 the Company shall include
                                   -------------     -
in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within 10 business days after the date of delivery of the Piggyback Notice. The Company may decline to file a Registration Statement after giving the Piggyback Notice, or withdraw a Registration Statement after filing and after such Piggyback Notice, but prior to the effectiveness of the Registration Statement.

          (b)  Underwriter's Cutback. If a registration pursuant to this Section
               ---------------------                                     -------
3 involves an Underwritten Offering and the managing underwriter or underwriters
-
of such proposed Underwritten Offering advises or advise the Company that in its or their opinion the number of securities requested to be included in such registration, or the inclusion of selling stockholders, would be reasonably likely to adversely affect the price, timing or distribution of the securities offered, then the Company will include in such registration (i) first, 100% of the securities the Company, or the person initiating such registration, proposes to register, and (ii) the number of shares of Common Stock which other holders of Common Stock (including Executive) have requested be included in such registration, which in the opinion of the managing underwriter or underwriters can be sold without such adverse effect, selected pro rata from among such other
                                                  --- ----
holders based upon their relative proportionate total holdings of Common Stock.

          (c)  Expenses.  The Company will pay all Registration Expenses
               --------
otherwise allocable to Executive in connection with such registration.

          (d)  Certain Definitions. For purposes of Section 2 and this Section
               -------------------

3.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement, as amended or supplemented by any prospectus supplement, including post-effective amendments and all material incorporated by reference in such prospectus.

          "Registrable Securities" means all shares of Executive Stock held by
           ----------------------
Executive immediately following the Closing; provided, however, that any
                                             --------
Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company, or (iv) such Registrable Securities are permitted to be disposed of pursuant to Rule 144 under the Securities Act without limitation pursuant to Rule 144(k); and provided further, that any securities that have ceased to be
                 -------- -------
Registrable Securities cannot thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

          "Registration Expenses" means all expenses incident to the Company's
           ---------------------
performance of or compliance with Section  3, including (i) all registration and
                                  ----------
filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the SEC and the NASD, (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriters may designate), (iii) all printing and related messenger and delivery expenses (including expenses of printing certificates for the shares in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (v) Securities Act liability insurance if the Company so desires, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, and (vii) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, excluding underwriting discounts and commissions and transfer taxes, if any, and excluding fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of shares under the securities or blue sky laws of any state).

          "Registration Statement" means any registration statement of the
           ----------------------
Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, as amended by any Prospectus supplement (including post-effective amendments), all material information incorporated by reference in such Prospectus, amendments and supplements to such Registration Statement (including post-effective amendments), and all exhibits and all material incorporated by reference in such Registration Statement.

     Section 4. Additional Restrictions on Transfer.
                -----------------------------------

          (a)  Legend.  The certificates representing the Executive Stock sold
               ------
to Executive hereunder or otherwise received by Executive shall bear the following legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED AS OF JANUARY 11, 2001, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
            OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR
                                      --------------
            TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT
            UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

          (b)  Opinion of Counsel. No holder of Executive Stock may Transfer any
               ------------------
Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably satisfactory to the Company (which counsel shall be knowledgeable in securities law matters), which opinion shall be acceptable in form and substance to the Company, that registration under the Securities Act is not required in connection with such Transfer.

          (c)  Holdback. Each holder of Executive Stock agrees not to effect any
               --------
public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180 days after the effectiveness of any underwritten registration of securities of the Company, except as part of such underwritten registration if otherwise permitted, if required by the managing underwriter or underwriters in connection with such underwritten registration.

     Section 5. Definition of Executive Stock. For all purposes of this
                -----------------------------
Agreement, Executive Stock shall continue to be Executive Stock in the hands of any holder other than Executive, and each such other holder of Executive Stock shall succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock shall also include (a) shares of the Company's capital stock issued with respect to shares of Executive Stock by way of a stock split, stock dividend, merger, consolidated, reorganization or other recapitalization, and (b) shares of the Company's capital stock issued upon conversion or exchange of any of the Executive Stock. Notwithstanding the foregoing, shares of Executive

Stock shall cease to be Executive Stock and shall no longer be subject to the limitations and restrictions contained herein, when such shares have been acquired by any purchaser pursuant to (i) an offering registered with the Securities and Exchange Commission or (ii) a transaction under Rule 144 or similar rule then in effect under the Securities Act.

     Section 6. Participation in Underwritten Offerings. No person may
                ---------------------------------------
participate in any underwritten offering pursuant to Section 3 unless such
                                                     ---------
person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     Section 7. Notices.  All notices, demands and other communications to be
                -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, sent by telecopy (with hard copy to follow) or overnight express courier, or (b) five days following mailing by certified or registered mail, postage prepaid and return receipt requested. Notices, demands and communications to the Company, and Executive shall, unless another address is specified in writing, be sent to the respective address or telecopy number indicated below.

               (i)   Notices to the Company:

                   Moore Medical Corp.
                   389 John Downey Drive
                   New Britain, Connecticut  06050
                   Attn: Chairman of the Board
                   Telephone: 860-767-8458
                   Telecopy: 860-767-8460

                   with a copy to:

                   O'Sullivan Graev & Karabell LLP
                   30 Rockefeller Plaza
                   New York, New York 10112
                   Telephone: 212-408-2400
                   Telecopy: 212-218-6220
                   Attn: Audrey A. Rohan, Esq.;

               (ii)  Notices to Executive:

                   Linda M. Autore
                   47 Cranbury Road
                   Norwalk, CT 06851
                   Telephone: 203-847-6155
                   Telecopy: 203-847-6155

     Section 8.  Severability. Whenever possible, each provision of this
                 ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

     Section 9.  Entire Agreement. This Agreement constitutes the entire
                 ----------------
agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

     Section 10. Counterparts.  This Agreement may be executed in separate
                 ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     Section 11. Successors and Assigns. To the extent applicable, this
                 ----------------------
Agreement is intended to bind and inure to the benefit of and be enforceable by Executive and the Company and their respective successors and assigns, except that Executive may not assign any of Executive's rights or obligations hereunder (except as expressly provided herein).

     Section 12. Remedies. Each of the parties to this Agreement shall be
                 --------
entitled to enforce its or her rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its or her favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its or her sole discretion apply to any court of law or equity of competent jurisdiction for preliminary injunctive relief, temporary restraining orders and/or any other temporary equitable remedies in order to enforce or prevent any violations of the provisions of this Agreement.

     Section 13. Amendments and Waivers.  Any provision of this Agreement may be
                 ----------------------
amended or waived only with the prior written consent of both parties hereto.

     Section 14. No Strict Construction.  The language used in this Agreement
                 ----------------------
shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person or entity.

     Section 15. Descriptive Headings.  The descriptive headings of this
                 --------------------
Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     Section 16. APPLICABLE LAW; JURISDICTION; VENUE.  THIS AGREEMENT SHALL BE
                 -----------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR TO THE TRANSACTIONS CONTEMPLATED HEREBY ("PROCEEDINGS"), EACH PARTY
                                                       -----------
IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE UNITED STATES DISTRICT COURT LOCATED IN THE COUNTY OF HARTFORD IN THE STATE OF CONNECTICUT; AND (B) WAIVES ANY OBJECTION THAT IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDINGS BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY.

     Section 17. WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY WAIVES
                 --------------------
ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS RESPECTIVE LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   MOORE MEDICAL CORP.

                                   By: /s/ Robert H. Steele
                                      ------------------------------
                                      Robert H. Steele
                                      Chairman of the Board


                                   EXECUTIVE:

                                   /s/ Linda M. Autore
                                       -----------------------------
                                        LINDA M. AUTORE